                                                                 EXHIBIT 99.(q)

                                POWER OF ATTORNEY

The undersigned,

1)     being officers and trustees/directors of:

       a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

       b) the Van Kampen Pennsylvania Tax Free Income Fund (the "Pennsylvania Open-End Trust"), a Pennsylvania trust, and

       c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

       d) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

       e) the Van Kampen Bond Fund (the "Delaware Closed-End Trust"), a Delaware statutory trust,

       f) each of the Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals, Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Value Municipal Income Trust (the "Pennsylvania Closed-End Trusts"), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trust and Pennsylvania Closed-End Trusts are referred to herein as the "Closed-End Funds");

2) being officers and trustees, with the exception of Jerry D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Mitchell M. Merin (Mr. Merin is president but not a trustee), Jack E. Nelson and Suzanne H. Woolsey, of:

       a) each of the Van Kampen Senior Income Trust and Van Kampen Senior Loan Fund (the "Senior Loan Funds"), each a
              Massachusetts business trust;

3)     being officers and managing general partners of:

       a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")

do hereby, in the capacities shown below, appoint any Assistant Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

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     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: August 11, 2005

         SIGNATURE                                          TITLE
         ---------                                          -----

  /s/ Mitchell M. Merin
----------------------------       President and Trustee/Director/Managing General Partner
     Mitchell M. Merin

  /s/ Ronald E. Robison
----------------------------       Executive Vice President and Principal Executive Officer
     Ronald E. Robison

  /s/ Phillip G. Goff
----------------------------       Chief Financial Officer and Treasurer
     Phillip G. Goff

  /s/ David C. Arch
----------------------------       Trustee/Director/Managing General Partner
     David C. Arch

  /s/ Jerry D. Choate
----------------------------       Trustee/Director/Managing General Partner
     Jerry D. Choate

  /s/ Rod Dammeyer
----------------------------       Trustee/Director/Managing General Partner
     Rod Dammeyer

  /s/ Linda Hutton Heagy
----------------------------       Trustee/Director/Managing General Partner
     Linda Hutton Heagy

  /s/ R. Craig Kennedy
----------------------------       Trustee/Director/Managing General Partner
     R. Craig Kennedy

  /s/ Howard J Kerr
----------------------------       Trustee/Director/Managing General Partner
     Howard J Kerr

  /s/ Jack E. Nelson
----------------------------       Trustee/Director/Managing General Partner
     Jack E. Nelson

  /s/ Richard F. Powers, III
----------------------------       Trustee/Director/Managing General Partner
     Richard F. Powers, III

  /s/ Hugo F. Sonnenschein
----------------------------       Trustee/Director/Managing General Partner
     Hugo F. Sonnenschein

  /s/ Wayne W. Whalen
----------------------------       Trustee/Director/Managing General Partner
     Wayne W. Whalen

  /s/ Suzanne H. Woolsey
----------------------------       Trustee/Director/Managing General Partner
     Suzanne H. Woolsey

                                         SCHEDULE 1


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN EMERGING GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY AND INCOME FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH YIELD FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIMITED DURATION FUND
VAN KAMPEN PACE FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT TRUST

                                         SCHEDULE 2

VAN KAMPEN MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
VAN KAMPEN HIGH INCOME TRUST II
VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
VAN KAMPEN MUNICIPAL TRUST
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN TRUST FOR INSURED MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
VAN KAMPEN INCOME TRUST